Exhibit 10.16

Runhe · Information Port

Agreement

Party A (Owner): Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.

Party B (Tenant): Softto Trading (Guangzhou) Co., Ltd.

Party C (Property Management Company): Guangzhou Runhe Technology Business Incubator Co., Ltd. Guangzhou Information Port Property Operation Center

Pursuant to relevant laws and regulations, and on the basis of voluntariness, equality, and mutual consultation, Party B leases the property from Party A and agrees to comply with the management and services provided by Party C. This agreement is hereby established.

1. Party B leases from Party A, within its lawfully owned scope, the property located at Building A, Guangzhou Information Port, No. 16 Keyun Road, Tianhe District, Guangzhou, on the 10th floor, with a total area of 880 square meters. During the lease term, all rights and obligations of Party A within the leased premises under the “Pre-Property Management Service Agreement” executed between Party A and Party C shall be entirely transferred to Party B.

2. Regarding Clause 4, Item 3 of the “Pre-Property Management Service Agreement” entered into by Party A and Party C, which pertains to the property management fee security deposit and utilities revolving fund, Party B shall pay such amounts to Party C in accordance with the contract terms.

3. Party C confirms its bank account details as follows:

Company Name: Guangzhou Runhe Technology Business Incubator Co., Ltd.

Taxpayer Identification Number:

Address: Room 101A, Self-Compiled Building 1, No. 16 Keyun Road, Tianhe District, Guangzhou

Phone:

Bank: China Construction Bank, Guangzhou Tianhe Industrial Park Sub-branch

Account Number:

4. The lease term between Party A and Party B shall be from July 1, 2025 to June 30, 2035. Both Party A and Party B agree that Party B shall pay the property management fees and utilities charges for the aforementioned leased premises to Party C commencing from July 1, 2025.

5. This agreement is executed in triplicate, with Party A, Party B, and Party C each retaining one copy. All copies shall have equal legal effect.

Representative of Party A (Signature and Seal):	Date: July 1, 2025

Representative of Party B (Signature and Seal):	Date: July 1, 2025

Representative of Party C (Signature and Seal): Date:	August 21, 2025